                                                                    EXHIBIT 99.1


CASE NAME:      KEVCO, INC.                                        ACCRUAL BASIS

CASE NUMBER:    401-40783-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001
                                      ------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
                                                EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                            CHIEF FINANCIAL OFFICER
---------------------------------------     ------------------------------------
Original Signature of Responsible Party                    Title

WILFORD W. SIMPSON                                    OCTOBER 29, 2001
---------------------------------------     ------------------------------------
Printed Name of Responsible Party                          Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------     ------------------------------------
Original Signature of Preparer                             Title

DENNIS S. FAULKNER                                    OCTOBER 29, 2001
---------------------------------------     ------------------------------------
Printed Name of Preparer                                   Date

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:    401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                              SCHEDULED           MONTH              MONTH              MONTH
ASSETS                                                          AMOUNT            JUL-01             AUG-01             SEP-01
------                                                       -----------       -----------        -----------        -----------

1.     Unrestricted Cash (FOOTNOTE)                                1,000             1,000              1,000              1,000
2.     Restricted Cash
3.     Total Cash                                                  1,000             1,000              1,000              1,000
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                                       459,000         2,801,750          2,300,000          2,200,000
9.     Total Current Assets                                      460,000         2,802,750          2,301,000          2,201,000
10.    Property, Plant & Equipment
11.    Less: Accumulated Depreciation/Depletion
12.    Net Property, Plant & Equipment
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List)        4,790,071         6,814,921          6,814,921          6,814,921
15.    Other (Attach List)                                   613,299,110       310,687,331        310,687,331        310,787,331
16.    Total Assets                                          618,549,181       320,305,002        319,803,252        319,803,252

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                      70,858,165         71,830,484         72,694,112
23.    Total Post Petition Liabilities                                          70,858,165         71,830,484         72,694,112

PRE PETITION LIABILITIES

24.    Secured Debt (Footnote)                                75,885,064        15,071,491         14,930,296         15,365,448
25.    Priority Debt
26.    Unsecured Debt
27.    Other (Attach List)                                   136,505,780       141,833,049        141,833,049        141,833,049
28.    Total Pre Petition Liabilities                        212,390,844       156,904,540        156,763,345        157,198,497
29.    Total Liabilities                                     212,390,844       227,762,705        228,593,829        229,892,609

EQUITY

30.    Pre Petition Owners' Equity                                             406,158,337        406,158,337        406,158,337
31.    Post Petition Cumulative Profit Or (Loss)                                (4,116,032)        (5,448,906)        (6,747,686)
32.    Direct Charges To Equity (Attach
       Explanation) (FOOTNOTE)                                                (309,500,008)     (309,500,008)       (309,500,008)
33.    Total Equity                                                             92,542,297         91,209,423         89,910,643
34.    Total Liabilities and Equity                                            320,305,002        319,803,252        319,803,252

This form  x  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO, INC.                                     SUPPLEMENT TO

CASE NUMBER:    401-40783-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED       MONTH         MONTH        MONTH
ASSETS                                                        AMOUNT        JUL-01        AUG-01       SEP-01
------                                                     -----------   -----------   -----------   -----------
A.      Prepaid Escrowed Retention Pmts.                       459,000
B.      Escrowed Receivables from Asset Sales (FOOTNOTE)                   2,801,750     2,300,000     2,200,000
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                    459,000     2,801,750     2,300,000     2,200,000

A.      Capitalized loan costs                               4,790,071     4,311,436     4,311,436     4,311,436
B.      Investment in Subsidiaries                                         2,503,485     2,503,485     2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14             4,790,071     6,814,921     6,814,921     6,814,921

A.      Intercompany Receivables (FOOTNOTE)                306,649,555
B.      Interco. Promissory Note (FOOTNOTE)                235,981,314   235,981,314   235,981,314   236,081,314
C.      Interco. Royalties (FOOTNOTE)                       70,668,241    74,706,017    74,706,017    74,706,017
D.
E.

TOTAL OTHER ASSETS - LINE 15                               613,299,110   310,687,331   310,687,331   310,787,331

POST PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                                      63,692,244    63,440,494    63,111,748
B.      Accrued Interest on Notes/Bonds                                    7,165,921     8,389,990     9,582,364
C.
D.
E.

TOTAL OTXER POST PETITION LIABILITIES - LINE 22                           70,858,165    71,830,484    72,694,112

PRE PETITION LIABILITIES

A.      Interco. Liabilities (FOOTNOTE)                      8,005,780     8,005,780     8,005,780     8,005,780
B.      10 3/8% Sr. Sub. Notes                             105,000,000   105,000,000   105,000,000   105,000,000
C.      Senior Sub. Exchangeable Notes                      23,500,000    23,500,000    23,500,000    23,500,000
D.      Accrued Interest on Notes/Bonds                                    5,327,269     5,327,269     5,327,269
E.

TOTAL OTHER PRE PETITION LIABILITIES - LINE 27             136,505,780   141,833,049   141,833,049   141,833,049

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 2

CASE NUMBER:    401-40783-BJH-11

INCOME STATEMENT


                                                             MONTH               MONTH               MONTH               QUARTER
REVENUES                                                     JUL-01              AUG-01              SEP-01               TOTAL
--------                                                   ----------          ----------          ----------          ----------
1.    Gross Revenues
2.    Less: Returns & Discounts
3.    Net Revenue

COST OF GOODS SOLD

4.    Material
5.    Direct Labor
6.    Direct Overhead
7.    Total Cost Of Goods Sold
8.    Gross Profit

OPERATING EXPENSES

9.    Officer / Insider Compensation
10.   Selling & Marketing
11.   General & Administrative
12.   Rent & Lease
13.   Other (Attach List)
14.   Total Operating Expenses
15.   Income Before Non-Operating
      Income & Expense

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)
17.   Non-Operating Expense (Att List)
18.   Interest Expense                                      1,436,566           1,332,874           1,298,780           4,068,220
19.   Depreciation / Depletion
20.   Amortization
21.   Other (Attach List)
22.   Net Other Income & Expenses                          (1,436,566)         (1,332,874)         (1,298,780)         (4,068,220)

REORGANIZATION EXPENSES

23.   Professional Fees
24.   U.S. Trustee Fees
25.   Other (Attach List)
26.   Total Reorganization Expenses
27.   Income Tax
28.   Net Profit (Loss)                                    (1,436,566)         (1,332,874)         (1,298,780)         (4,068,220)

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 3

CASE NUMBER:    401-40783-BJH-11

CASH RECEIPTS AND                                            MONTH               MONTH               MONTH              QUARTER
DISBURSEMENTS                                                JUL-01              AUG-01              SEP-01              TOTAL
-----------------                                          ----------          ----------          ----------          ----------

1.     Cash - Beginning Of Month                           SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.     Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.     Pre Petition
4.     Post Petition
5.     Total Operating Receipts

NON-OPERATING RECEIPTS

6.     Loans & Advances (Attach List)
7.     Sale of Assets
8.     Other (Attach List)
9.     Total Non-Operating Receipts
10.    Total Receipts
11.    Total Cash Available

OPERATING DISBURSEMENTS

12.    Net Payroll
13.    Payroll Taxes Paid
14.    Sales, Use & Other Taxes Paid
15.    Secured / Rental / Leases
16.    Utilities
17.    Insurance
18.    Inventory Purchases
19.    Vehicle Expenses
20.    Travel
21.    Entertainment
22.    Repairs & Maintenance
23.    Supplies
24.    Advertising
25.    Other (Attach List)
26.    Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.    Professional Fees
28.    U.S. Trustee Fees
29.    Other (Attach List)
30.    Total Reorganization Expenses
31.    Total Disbursements
32.    Net Cash Flow
33.    Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO, INC., ET AL              SUPPLEMENT TO ACCRUAL BASIS -3
                                                SEPTEMBER, 2001
CASE NUMBER:    401-40783-BJH-11                CASH RECEIPTS AND DISBURSEMENTS


                                                  DIST LP      MFG        MGMT     HOLDING    COMP    KEVCO INC      TOTAL
                                                  -------    -------    ---------  -------   -------  ---------    ---------
 1     CASH-BEGINNING OF MONTH                         --    150,505    3,618,707       --        --      1,000    3,770,212

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                      --         --                                                      --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                    --         --                                                      --
 4     POST PETITION                                              --                                                      --

 5     TOTAL OPERATING RECEIPTS                        --         --           --       --        --         --           --

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                           --                                                      --
 7     SALE OF ASSETS                             100,000         --                                                 100,000
 8     OTHER                                       36,713     28,468       46,412       --    23,268         --      134,861
        INTERCOMPANY TRANSFERS                   (127,561)    42,440      108,389       --   (23,268)                     --
                SALE EXPENSE REIMBURSEMENT
                INCOME TAX REFUND                                                             23,268
                RENT
                PAYROLL TAX ADVANCE RETURNED
                MISC.                              36,713                  37,857                 --
                INTEREST INCOME                                             8,555

 9     TOTAL NON OPERATING RECEIPTS                 9,152     70,908      154,801       --        --         --      234,861

10     TOTAL RECEIPTS                               9,152     70,908      154,801       --        --         --      234,861

11     CASH AVAILABLE                               9,152    221,413    3,773,508       --        --      1,000    4,005,073

   OPERATING DISBURSEMENTS
12     NET PAYROLL                                                         18,582                                     18,582
13     PAYROLL TAXES PAID                                         --        6,780                                      6,780
14     SALES, USE & OTHER TAXES PAID                2,870         --                                                   2,870
15     SECURED/RENTAL/LEASES                                      --        5,002                                      5,002
16     UTILITIES                                      262         --        2,690                                      2,952
17     INSURANCE                                                  --      112,200                                    112,200
18     INVENTORY PURCHASES                                        --                                                      --
19     VEHICLE EXPENSE                                            --                                                      --
20     TRAVEL                                                     --                                                      --
21     ENTERTAINMENT                                              --                                                      --
22     REPAIRS & MAINTENANCE                        2,656         --                                                   2,656
23     SUPPLIES                                                   --                                                      --
24     ADVERTISING                                                                                                        --
25     OTHER                                        3,364     71,211       99,384       --        --         --      173,959
                LOAN PAYMENTS                                     --                                                      --
                  FREIGHT                             959         --        1,165                                      2,124
                  CONTRACT LABOR                                  --       96,405                                     96,405
                  401 K PAYMENTS                                  --                                                      --
                  PAYROLL TAX ADVANCE ADP                                                                                 --
                  WAGE GARNISHMENTS                                                                                       --
                  MISC.                             2,405     71,211        1,814                                     75,430

26     TOTAL OPERATING DISBURSEMENTS                9,152     71,211      244,638       --        --         --      325,001

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                          --       11,217                                     11,217
28     US TRUSTEE FEES                                            --                                                      --
29     OTHER                                                                                                              --
30     TOTAL REORGANIZATION EXPENSE                    --         --       11,217       --        --         --       11,217

31     TOTAL DISBURSEMENTS                          9,152     71,211      255,855       --        --         --      336,218

32     NET CASH FLOW                                   --       (303)    (101,054)      --        --         --     (101,357)

33     CASH- END OF MONTH                              --    150,202    3,517,653       --        --      1,000    3,668,855

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 4

CASE NUMBER:    401-40783-BJH-11

                                           SCHEDULED           MONTH                MONTH                MONTH
ACCOUNTS RECEIVABLE AGING                    AMOUNT            JUL-01               AUG-01               SEP-01
-------------------------                  ---------          --------             --------             --------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                                       0                    0                    0

AGING OF POST PETITION                             MONTH:    SEPTEMBER-01
TAXES AND PAYABLES                                        ---------------------

                                        0 - 30            31 - 60              61 - 90                91 +
TAXES PAYABLE                            DAYS               DAYS                 DAYS                 DAYS             TOTAL
-------------                          --------           --------             --------             --------           ------
1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable                                                                                                    0
6.   Accounts Payable                                                                                                       0

                                                   MONTH:    SEPTEMBER-01
                                                          ---------------------
STATUS OF POST PETITION TAXES

                                       BEGINNING TAX             AMOUNT WITHHELD                                     ENDING TAX
FEDERAL                                  LIABILITY*               AND/OR ACCRUED             (AMOUNT PAID)            LIABILITY
-------                                -------------             ---------------             -------------           ----------
1.    Withholding **
2.    FICA - Employee **
3.    FICA - Employer **
4.    Unemployment
5.    Income
6.    Other (Attach List)
7.    Total Federal Taxes                                                                                                     0

STATE AND LOCAL

8.    Withholding
9.    Sales
10.   Excise
11.   Unemployment
12.   Real Property
13.   Personal Property
14.   Other (Attach List)
15.   Total State And Local                                                                                                   0
16.   Total Taxes                                                                                                             0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 5

CASE NUMBER:    401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                  MONTH:      SEPTEMBER-01
                                                         ----------------------

BANK RECONCILIATIONS                           Account # 1               Account # 2
--------------------                           -----------               -----------
A.    BANK:                                  Bank of America                                Other Accounts            TOTAL
B.    ACCOUNT NUMBER:                           3750768521                                   (Attach List)
C.    PURPOSE (TYPE):                          DIP Account
1.    Balance Per Bank Statement                           1,000                                                      1,000
2.    Add: Total Deposits Not Credited
3.    Subtract: Outstanding Checks
4.    Other Reconciling Items
5.    Month End Balance Per Books                          1,000                                                      1,000
6.    Number of Last Check Written                 N/A


INVESTMENT ACCOUNTS

                                          DATE OF          TYPE OF
BANK, ACCOUNT NAME & NUMBER               PURCHASE        INSTRUMENT         PURCHASE PRICE           CURRENT VALUE
---------------------------               --------        ----------         --------------           -------------
7.
8.
9.
10.   (Attach List)
11.   Total Investments                                                                                           0

CASH

12.   Currency On Hand                                                                                            0
13.   Total Cash - End of Month                                                                               1,000

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 6

CASE NUMBER:    401-40783-BJH-11

                                                  MONTH:     SEPTEMBER-01
                                                         ----------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF              AMOUNT                 TOTAL PAID
               NAME                     PAYMENT               PAID                   TO DATE
               ----                     -------              ------                 ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS

                                DATE OF
                              COURT ORDER                                                 TOTAL
                              AUTHORIZING        AMOUNT       AMOUNT     TOTAL PAID     INCURRED
          NAME                  PAYMENT         APPROVED       PAID       TO DATE       & UNPAID*
          ----                -----------       --------      ------     ----------     ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals

    *   Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                             SCHEDULED           AMOUNTS          TOTAL
                              MONTHLY             PAID            UNPAID
                             PAYMENTS            DURING            POST
   NAME OF CREDITOR            DUE               MONTH           PETITION
   ----------------         ---------           -------         ----------
1.  Bank of America                                             15,365,448
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                       15,365,448

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 7

CASE NUMBER:    401-40783-BJH-11

                                                  MONTH:      SEPTEMBER-01
                                                         ----------------------
QUESTIONNAIRE

                                                                                       YES         NO
                                                                                       ---         --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                               X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                           X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                   X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                       X

5.   Have any Post Petition Loans been received by the debtor from any party?                      X

6.   Are any Post Petition Payroll Taxes past due?                                                 X

7.   Are any Post Petition State or Federal Income Taxes past due?                                 X

8.   Are any Post Petition Real Estate Taxes past due?                                             X

9.   Are any other Post Petition Taxes past due?                                                   X

10.  Are any amounts owed to Post Petition creditors delinquent?                                   X

11.  Have any Pre Petition Taxes been paid during the reporting period?                            X

12.  Are any wage payments past due?                                                               X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                       YES         NO
                                                                                       ---         --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                              X

2.   Are all premium payments paid current?                                            X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                   CARRIER                     PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
 --------------                   -------                     --------------             --------------------------
General Liability                 Liberty Mutual              9/1/00-3/1/02              Semi-Annual        $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                              FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40783-BJH-11                            ACCRUAL BASIS

                                                       MONTH:   SEPTEMBER-01
                                                              ------------------

ACCRUAL
BASIS
FORM
NUMBER             LINE NUMBER                 FOOTNOTE/EXPLANATION
------             -----------                 --------------------
1                       1                      Pursuant to the February 12, 2001 Order (1)
3                       1                      Authorizing Continued Use of Existing Forms and
                                               Records; (2) Authorizing Maintenance of Existing
                                               Corporate Bank Accounts and Cash Management
                                               System; and (3) Extending Time to Comply with 11
                                               U.S.C. Section 345 Investment Guidelines, funds in
                                               the Bank of America and Key Bank deposit accounts
                                               are swept daily into Kevco's lead account number
                                               1295026976. The Bank of America lead account is
                                               administered by, and held in the name of Kevco
                                               Management Co. Accordingly, all cash receipts and
                                               disbursements flow through Kevco Management's Bank
                                               of America DIP account. A schedule allocating
                                               receipts and disbursements among Kevco, Inc. and
                                               its subsidiaries is included in this report as a
                                               Supplement to Accrual Basis -3.

1                      8B                      Pursuant to Asset Purchase Agreements approved by
1                      22A                     the Court (see prior Monthly Operating Reports
1                      24                      for details), the Kevco Debtors have sold most of
                                               their assets.

1                    15A,B,C                   Intercompany assets were inadvertently doubled on
1                      32                      Debtor's Schedules. The adjustment to equity
                                               corrects the error.

1                     15B,C                    Intercompany receivables/payables are from/to
1                      22A                     co-debtors Kevco Management Co. (Case No.
1                      27A                     401-40788-BJH), Kevco Distribution, LP (Case No.
7                       3                      401-40789-BJH), Kevco Holding, Inc. (Case No.
                                               401-40785-BJH), DCM Delaware, Inc. (Case No.
                                               401-40787-BJH), Kevco GP, Inc. (Case No.
                                               401-40786-BJH), Kevco Components, Inc. (Case No.
                                               401-40790-BJH), and Kevco Manufacturing, LP. (Case
                                               No. 401-40784-BJH).

1                      24                      In September, Liberty Mutual, Debtor's Workman's
                                               Compensation carrier, drew $300,000 on a letter of
                                               credit issued during 2000 as reflected on the
                                               financial statements of Kevco Management, Inc.
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